CITY NATIONAL BANCSHARES CORPORATION
                        CITY NATIONAL BANK OF NEW JERSEY
                          DIRECTOR RETIREMENT AGREEMENT

                  THIS AGREEMENT is made this 1st day of January, 1997 by and among CITY NATIONAL BANK OF NEW JERSEY, a national banking association (the "Company"), CITY NATIONAL BANCSHARES CORPORATION, a New Jersey corporation ("CNBC") and DOUGLAS E. ANDERSON (the "Director").
                                  INTRODUCTION
                  To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide director retirement benefits to the Director. The Company will pay such retirement benefits from its general assets and CNBC shall guarantee all of the Company's obligations hereunder.
                                    AGREEMENT
                  The Director and the Company agree as follows:

                                    Article 1
                                   Definitions
1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:
1.1.1"Change of Control" means an acquisition, after the date of this Agreement, (other than directly from CNBC) by an individual, entity or group (excluding the Company, CNBC or an employee benefit plan of the Company) of 30% or more of CNBC's outstanding voting common stock followed by (x) termination of the Director's status as a member of the Company's Board of Directors for any reason prior to such Director's then existing term or (y) failure for whatever reason of such Director to be elected for an immediately succeeding term upon the natural expiration of his then current term.
1.1.2"Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision. 1.1.3 "Early Retirement Date" means the Director completing 5 Years of Service. 1.1.4 "Normal Retirement Date" means the Director attaining age 65 and completing 5 Years of Service.
1.1.5"Termination  of Service"  means the  Director's  ceasing to be a member of the Company's Board of Directors for any reason whatsoever.
1.1.6"Years of Service"  means the total number of  twelve-month  periods during which the Director serves as a member of the Company's Board of Directors.
                                    Article 2
                                Lifetime Benefits
2.1 Normal Retirement Benefit. If the Director terminates service on or after the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 2.1.
2.1.1Amount of Annual Benefit. The annual benefit under this Section 2.1 is 50% of the aggregate amount of Director's fees paid to the Director during the then last full fiscal year of the Company. The annual benefit is to be paid each year for 10 years in accordance with Section 2.1.2 below.
2.1.2Payment of Benefit. The Company shall pay the aggregate benefit to the Director (or his beneficiary pursuant to Section 3.2 hereof) in 120 equal consecutive monthly installments on the first day of each month commencing with the month following the Retirement Date and continuing for 119 additional months.
2.2  Early  Retirement  Benefit.  If the Director  terminates  service after the
     Early Retirement Date but before the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 2.2.
2.2.1Amount of Annual Benefit. The annual benefit under this Section 2.2 is the benefit calculated under Section 2.1.1 as if the date of the Director's Termination of Service was the Director's Normal Retirement Date, which amount is then multiplied by the applicable percentage from the following table based on the Director's Years of Service at Termination of Service:

                          --------------------------- -------------------------

                                     Years of                   Applicable
                                      Service                   Percentage
                          --------------------------- -------------------------
                          --------------------------- -------------------------
                                         $5 < 7                        20%
                                         $ 7 < 8                       40%
                                         $8 < 9                        60%
                                        $ 9 < 10                       80%
                                       10 or more                     100%
                          --------------------------- -------------------------

2.2.2Payment of Benefit.  The  Company  shall pay the  aggregate  benefit to the
     Director (or his beneficiary pursuant to Section 3.2 hereof) in 120 equal consecutive monthly installments on the first day of each month commencing with the month following the Director's Termination of Service and continuing for 119 additional months.
2.3 Change of Control Benefit. Upon a Change of Control while the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 2.3 in lieu of any other benefit under this Agreement.
2.3.1Amount of Benefit.  The benefit under this Section 2.3 is the present value
     (computed with an annual discount rate of 4%) of a theoretical series of 120 equal monthly payments, with each payment equal to 1/12 of the annual Normal Retirement Benefit described in Section 2.1 (computed as if the Director's date of Termination of Service was the Director's Normal Retirement Date), beginning with the month following the month in which the Director's Normal Retirement Date would have actually occurred (assuming continuous service as a director) and continuing for an additional 119 consecutive months.
2.4.2Payment of Benefit. The Company shall pay the aggregate benefit to the Director in a lump sum within 30 days after the Change of Control.

                                    Article 3
                                 Death Benefits
3.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 3.1.
3.1.1Amount of Benefit.  The benefit under Section 3.1 is the greater of (x) the normal retirement benefit accrued by the Company for the Director as of the date of the Director's death or (y) the original projected retirement benefit as shown on Schedule A hereto.
3.1.2Payment of Benefit.  The  Company  shall pay the  aggregate  benefit to the beneficiary in 120 equal consecutive monthly installments on the first day of each month commencing with the month following the Director's death and continuing for 119 additional months.
3.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.
                                    Article 4
                                  Beneficiaries
                  4.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.
                  4.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.
                                    Article 5
                               General Limitations
                  Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if the Company terminates the Director's service within three months of the non-appealable conviction of the Director of a felony criminal offense involving or relating to the Company or CNBC.

                                    Article 6
                          Claims and Review Procedures
                  6.1 Claims Procedure. The Company shall notify the Director or the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the Director or the Director's beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Director or the Director's beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the Director or the Director's beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

                  6.2 Review Procedure. If the Director or the Director's beneficiary is determined by the Company not to be eligible for benefits, or if the Director or the Director's beneficiary believes that he or she is entitled to greater or different benefits, the Director or the Director's beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Director or the Director's beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the Director or the Director's beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the Director or the Director's beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the Director or the Director's beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the Director or the Director's beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the Director or the Director's beneficiary.
                                    Article 7
                           Amendments and Termination
         Subject to the provisions of the next sentence, the Board of Directors of the Company may amend or terminate this Agreement at any time prior to the Director's Termination of Service by written notice to the Director; provided that all benefits accrued by the Company as of the date of such termination or amendment for payment of benefits hereunder shall be fully vested and shall be payable in accordance with the terms hereof unless the Director consents otherwise in writing. Notwithstanding the foregoing, at any time after the date of this Agreement, there is an acquisition by an individual, entity or a group (excluding the Company, CNBC or an employee benefit plan of the Company) of 30% or more of CNBC's outstanding voting common stock, this Agreement may be amended or terminated only by written agreement authorized by the Company's Board of Directors and signed by the Company and the Director.

                                    Article 8
                                  Miscellaneous
                  8.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.
                  8.2 No Guaranty of Service. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Company, nor does it interfere with the Shareholder's rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate service at any time.
                  8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.
                  8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.
                  8.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of New Jersey, except to the extent preempted by the laws of the United States of America.
                  8.6 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.

                  8.7 Guaranty. The Company's obligations under this Agreement are hereby guaranteed, irrevocably and unconditionally by CNBC.
                  IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.

DIRECTOR                                    COMPANY:

                                            CITY NATIONAL BANK OF NEW JERSEY





___________________________                 By:_________________________________
DOUGLAS E. ANDERSON                               Name:
                                                  Title:



CITY NATIONAL BANCSHARES                           CORPORATION


By:
      Name:
      Title:


                                   SCHEDULE A



                        CITY NATIONAL BANK OF NEW JERSEY
                         SUMMARY OF PROJECTED BENEFITS
                            SALARY CONTINUATION PLAN

                                                   Projected
                                                    15 year
                     Current        Retirement      Annual
Executive              Age             Age          Payout

Douglas Anderson       48              65          $ 5,951






Assumption:
 Discount Rate:              7.50%
 Compensation Inflator:      2.00%

                      CITY NATIONAL BANCSHARES CORPORATION
                        CITY NATIONAL BANK OF NEW JERSEY
                           (collectively, the "Bank")

                          SALARY CONTINUATION AGREEMENT

                             BENEFICIARY DESIGNATION



I designate the following as beneficiary of any death benefits under the Salary Continuation Agreement:


Primary: ______________________________________________________________________

_______________________________________________________________________________


Contingent: ___________________________________________________________________

_______________________________________________________________________________


Note:To name a trust as beneficiary, please provide the name of the trustee and the exact date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Bank. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

Signature: ________________

Date:  ____________________

Accepted by the Bank this _______ day of _________________, 199__.


CITY NATIONAL BANCSHARES CORPORATION           CITY NATIONAL BANK OF NEW JERSEY

By:                                              By:

Title:                                           Title: